SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 10, 1994
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                              ARVIN INDUSTRIES, INC.
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              (Exact name of registrant as specified in charter)


Indiana                     1-302                       35-0550190
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(State of other     (Commission file number)       (IRS employer
jurisdiction of                                identification no.)
 incorporation)

One Noblitt Plaza, Box 3000, Columbus, Indiana--------47202-3000
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(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code (812)379-3000
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(Former name or former address, if changed since last report)
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Item 5.	Other Events

		The Board of Directors of the registrant adopted amendments to Sections 2.9 & 3.7 of its Amended and Restated By-Laws at a regular meeting thereof, held on November 10, 1994. The effect of the amendment to Section 2.9, as amended, is to provide that the Chairman shall fix and announce the time of the opening and closing of the polls for each matter upon which the shareholders are to vote. The effect of the amendment to Section 3.7, as amended, is to provide that special meetings of the Board of Directors shall be called by the Chairman or, in his or her absence, by the Secretary, upon the written request of a majority of the Board.


Item 7. 	Financial Statements and Exhibits

		(c) Exhibits -

		(3)(ii) Amended and Restated By-Laws.




SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 1994               ARVIN INDUSTRIES, INC.


                                    By: /s/Ronald R. Snyder
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                                       Ronald R. Snyder
                                       Vice President, General
                                           Counsel & Secretary

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